UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Stephanie A. Capistron, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110–2605

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2022

Date of reporting period:	September 1, 2021 – February 28, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Sustainable Future ETF

Semiannual report
2 | 28 | 22

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
PFUT

Putnam
Sustainable Future
ETF

Semiannual report
2 | 28 | 22

Message from the Trustees

April 8, 2022

Dear Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you.  They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value (NAV). See below and page 7 for additional performance information, including fund returns at market price. Index results should be compared with fund performance at NAV. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, call 1-833-228-5577 toll free.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/22. See above and page 7 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Sustainable Future ETF

How were conditions for stock market investors during the reporting period?

STEPHANIE The six-month reporting period was a very challenging time for financial markets, and particularly for growth stocks, which are a focus of this fund. From the start of the period in September 2021, inflation was a top concern for investors, as was the potential for interest-rate hikes and continued supply chain disruptions. Also, the emergence of the Omicron variant of Covid-19 was disruptive to markets. Stocks declined sharply late in 2021 as new Covid cases mounted and concerns grew about the potential for new economic shutdowns.

As the Omicron threat eased and Covid cases began to decline in early 2022, new challenges emerged. On February 24, Russia launched a large-scale invasion of Ukraine, rattling global financial markets. Stock market volatility surged and uncertainty grew over the long-term impact of this humanitarian and geopolitical crisis. For January and February 2022, the S&P 500 Index, a broad measure of U.S. stock market performance, posted its worst two-month decline since March 2020.

Sustainable Future ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Sustainable Future ETF

How did the fund perform in this environment?

KATHERINE In this challenging six-month reporting period, the fund returned –24.26%, underperforming its benchmark, the Russell Midcap Growth Index, which returned –15.80%. In the market overall, growth stocks struggled as investors began to favor more economically sensitive value stocks, which tend to perform well in a recovering economy. The potential for rising interest rates also boosted value stocks, as value-oriented sectors, such as financials, energy, and consumer staples, tend to outperform when rates rise.

Could you discuss some holdings that detracted from the fund’s performance relative to the benchmark during the period?

STEPHANIE The top detractor for the period was Lightspeed Commerce. This company provides technology to help small and midsize businesses grow and run their operations more efficiently. The stock struggled as the company reported decelerating growth, which was the result of ongoing pandemic and supply chain issues for certain end markets. By period-end, we had sold our position in Lightspeed.

KATHERINE Everbridge, a provider of emergency management technology, was also a detractor. In an unexpected development in December, the company announced the resignation of its CEO. It also reported decelerating growth and provided a forecast for disappointing growth in the coming year. By period-end, we had sold our position in Everbridge.

ADVANTAGES OF AN ACTIVE ETF

This ETF (exchange-traded fund) is an actively managed, semitransparent ETF, making it different from a passive ETF or a traditional active ETF. As a semitransparent ETF, it does not disclose all of the portfolio holdings on a daily basis. Instead, the fund discloses a daily tracking basket, which helps to protect information about portfolio holdings and their weightings from traders who might try to mimic the trades of the portfolio managers.

Active ETFs may be one of the most cost-effective ways for you to take advantage of active management strategies. They offer:

• Potential for outperformance: Active strategies pursue above-benchmark returns through investment research and portfolio positioning.

• Active risk management: Proactive research helps to identify better risk-reward potential and seeks to reduce unintended risk.

• Professional oversight: Experienced portfolio managers help active ETFs balance risk and return while delivering the ETF’s structural benefits.

What were some holdings that contributed to performance during the period?

STEPHANIE McCormick & Company was the top contributor to relative performance for the reporting period. The company manufactures and distributes spices, seasonings, and condiments to retailers and food service businesses. McCormick has a deep commitment to sustainable farming practices and strong relationships with farmers, which makes for a more resilient and adaptable supply network. We believe growing demand for cleaner labels and healthier food, plus McCormick’s strong supply chain, should contribute to ongoing revenue, earnings, and cash flow growth.

Sustainable Future ETF 5

KATHERINE ON Semiconductor was another notable contributor in the period. The company manufactures semiconductors, specifically power and sensing technologies with meaningful exposure to automobile and industrial end markets. The company experienced significant earnings growth, driven by a strong demand cycle and very strong execution by the new management team in improving gross margins. We believe the company’s more power-efficient solutions for factories, electric vehicles, and other industrial applications will continue to drive strong demand for ON’s products. In our view, this demand, combined with continued margin improvement, should drive future earnings growth that is not currently reflected in the stock’s reasonable valuation.

What is your outlook for the months ahead?

STEPHANIE We remain attuned to macroeconomic concerns such as rising inflation, increasing labor costs, and supply chain disruptions. We are also monitoring geopolitical issues related to the Russia-Ukraine War and the potential impact on global financial markets. We are aware, as seasoned investors, that continued stock market volatility is likely in the months ahead. We remain focused on our disciplined process, fundamental research and valuation analysis, and active risk management.

We also continue to see many opportunities to find companies that are navigating these headwinds and solving key sustainability challenges. Examples of issues with rising importance are climate change and worker health and well-being, including physical and mental health. We also see increased focus on diversity, equity, and inclusion, both within companies and across customer bases and supply chains. An increasing number of newly public companies are focusing on sustainability challenges and solutions to address them. We believe customers, employees, investors, and other stakeholders will also continue to place increasing value on these issues over time.

Thank you, Katherine and Stephanie, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 Sustainable Future ETF

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2022, the end of the first half of its current fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577.

Fund performance Total return for periods ended 2/28/22

	Life of fund
	(since 5/25/21)	6 months
Net asset value	–14.84%	–24.26%
Market price	–14.98	–24.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Performance includes the deduction of management fees.

Comparative index returns For periods ended 2/28/22

	Life of fund
	(since 5/25/21)	6 months
Russell Midcap Growth Index	–5.23%	–15.80%
Lipper Multi-Cap Growth Funds category average*	–4.62	–14.72

Index and Lipper results should be compared to fund performance at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month and life-of-fund periods ended 2/28/22, there were 498 and 494 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/22

Share value	Net asset value	Market price
8/31/21	$28.11	$28.12
2/28/22	21.29	21.26

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/22

	Life of fund
	(since 5/25/21)	6 months
Net asset value	–13.93%	–19.25%
Market price	–13.81	–19.30

See the discussion following the fund performance table above for information about the calculation of fund performance.

Sustainable Future ETF 7

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Total annual operating expenses for the fiscal year ended 8/31/21*	0.64%
Annualized expense ratio for the six-month period ended 2/28/22	0.64%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment from 9/1/21 to 2/28/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$2.79
Ending value (after expenses)	$757.40

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

8 Sustainable Future ETF

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/22, use the following calculation method. To find the value of your investment on 9/1/21, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$3.21
Ending value (after expenses)	$1,021.62

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

Sustainable Future ETF 9

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments and the market may not favor growth-style investing. Investments in small and midsize companies increase the risk of greater price fluctuations.

From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries, or sectors. International investing involves currency, economic, and political risks. Investing with a focus on companies whose products and services produce positive environmental, social, and economic development impact may result in the fund investing in certain types of companies, industries, or sectors that underperform the market as a whole. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

10 Sustainable Future ETF

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell Midcap® Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Sustainable Future ETF 11

Other information for shareholders

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. Putnam ETF proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period ended June 30, 2021, are available at putnam.com under the About Putnam section and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

12 Sustainable Future ETF

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share.

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Sustainable Future ETF 13

The fund’s portfolio 2/28/22 (Unaudited)

COMMON STOCKS (98.6%)*	Shares	Value
Banks (2.6%)
First Republic Bank/CA	622	$107,768
Signature Bank/NY	285	98,294
		206,062
Beverages (0.4%)
Zevia PBC Class A †	4,654	29,088
		29,088
Biotechnology (4.3%)
Compass Pathways PLC ADR (United Kingdom) †	1,425	20,577
Exact Sciences Corp. †	1,770	138,166
Regeneron Pharmaceuticals, Inc. †	241	149,025
Twist Bioscience Corp. †	615	34,403
		342,171
Building products (3.0%)
Advanced Drainage Systems, Inc.	864	100,846
AZEK Co., Inc. (The) †	4,824	142,260
		243,106
Capital markets (2.7%)
MSCI, Inc.	436	218,737
		218,737
Chemicals (4.3%)
Diversey Holdings, Ltd. †	1,292	12,364
Ecolab, Inc.	653	115,098
Ginkgo Bioworks Holdings, Inc. †	13,108	58,986
Ingevity Corp. †	2,336	159,385
		345,833
Commercial services and supplies (2.2%)
Casella Waste Systems, Inc. Class A †	579	43,657
MillerKnoll, Inc.	3,398	132,114
		175,771
Containers and packaging (1.3%)
Ball Corp.	1,127	101,137
		101,137
Diversified consumer services (1.3%)
Chegg, Inc. †	3,237	101,221
		101,221
Diversified telecommunication services (1.5%)
Liberty Global PLC Class C (United Kingdom) †	4,637	119,959
		119,959
Electric utilities (1.9%)
NextEra Energy, Inc.	1,902	148,870
		148,870
Electrical equipment (1.6%)
Fluence Energy, Inc. †	2,979	40,306
Sunrun, Inc. †	3,165	86,341
		126,647
Electronic equipment, instruments, and components (3.5%)
Trimble Inc. †	2,173	151,567
Zebra Technologies Corp. Class A †	308	127,309
		278,876

14 Sustainable Future ETF

COMMON STOCKS (98.6%)* cont.	Shares	Value
Food and staples retail (0.8%)
Sprouts Farmers Market, Inc. †	2,230	$63,510
		63,510
Food products (2.5%)
McCormick & Co., Inc. (non-voting shares)	2,135	203,188
		203,188
Health-care equipment and supplies (11.0%)
Cooper Cos., Inc. (The)	519	212,281
DexCom, Inc. †	439	181,706
Edwards Lifesciences Corp. †	1,947	218,784
Mesa Laboratories, Inc.	489	124,856
ResMed, Inc.	577	142,375
		880,002
Health-care providers and services (2.0%)
HealthEquity, Inc. †	2,965	159,250
		159,250
Health-care technology (0.8%)
Teladoc Health, Inc. †	882	66,953
		66,953
Hotels, restaurants, and leisure (4.2%)
Chipotle Mexican Grill, Inc. †	158	240,689
Vail Resorts, Inc.	361	94,059
		334,748
Industrial conglomerates (1.6%)
Roper Technologies, Inc.	282	126,398
		126,398
Interactive media and services (0.9%)
Bumble, Inc. Class A †	2,781	71,277
		71,277
Internet and direct marketing retail (1.5%)
Etsy, Inc. †	530	82,092
thredUp, Inc. Class A †	4,848	41,160
		123,252
IT Services (1.8%)
Mastercard, Inc. Class A	244	88,040
Shopify, Inc. Class A (Canada) †	80	55,541
		143,581
Life sciences tools and services (7.5%)
Bio-Rad Laboratories, Inc. Class A †	181	113,299
Danaher Corp.	1,049	287,854
Thermo Fisher Scientific, Inc.	369	200,736
		601,889
Mortgage real estate investment trusts (REITs) (2.1%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. R	3,599	170,377
		170,377
Pharmaceuticals (2.6%)
Zoetis, Inc.	1,050	203,333
		203,333

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COMMON STOCKS (98.6%)* cont.	Shares	Value
Professional services (2.7%)
Korn Ferry	2,216	$146,832
Planet Labs PBC †	12,162	68,594
		215,426
Road and rail (1.5%)
Lyft, Inc. Class A †	3,059	119,117
		119,117
Semiconductors and semiconductor equipment (6.0%)
Applied Materials, Inc.	1,361	182,646
ASML Holding NV (NY Reg Shares) (Netherlands)	165	109,974
ON Semiconductor Corp. †	1,503	94,103
Wolfspeed, Inc. †	895	91,934
		478,657
Software (14.7%)
Adobe, Inc. †	547	255,821
Bill.com Holdings, Inc. †	550	130,834
Ceridian HCM Holding, Inc. †	1,232	89,825
Crowdstrike Holdings, Inc. Class A †	917	179,008
DocuSign, Inc. †	707	83,730
Dynatrace, Inc. †	3,143	139,612
Palo Alto Networks, Inc. †	160	95,080
Unity Software, Inc. †	597	63,551
Verra Mobility Corp. †	8,257	138,718
		1,176,179
Textiles, apparel, and luxury goods (3.0%)
Levi Strauss & Co. Class A	2,285	51,755
Lululemon Athletica, Inc. (Canada) †	582	186,205
		237,960
Trading companies and distributors (0.8%)
Core & Main, Inc. Class A †	2,665	59,909
		59,909
Total common stocks (cost $8,856,975)		$7,872,484

SHORT-TERM INVESTMENTS (1.7%)*	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Investor Class 0.01%	132,948	$132,948
Total short-term investments (cost $132,948)		$132,948

TOTAL INVESTMENTS
Total investments (cost $8,989,923)	$8,005,432

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

16 Sustainable Future ETF

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2021 through February 28, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $7,982,670.
†	This security is non-income-producing.
R	Real Estate Investment Trust.
For investments in State Street Institutional U.S. Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$191,236	$—	$—
Consumer discretionary	797,181	—	—
Consumer staples	295,786	—	—
Financials	595,176	—	—
Health care	2,253,598	—	—
Industrials	1,066,374	—	—
Information technology	2,077,293	—	—
Materials	446,970	—	—
Utilities	148,870	—	—
Total common stocks	7,872,484	—	—
Short-term investments	132,948	—	—
Totals by level	$8,005,432	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Sustainable Future ETF 17

Statement of assets and liabilities 2/28/22 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,989,923)	$8,005,432
Dividends receivable	2,709
Receivable for investments sold	26,147
Total assets	8,034,288

LIABILITIES
Payable for investments purchased	47,687
Payable for compensation of Manager (Note 2)	3,931
Total liabilities	51,618

Net assets	$7,982,670

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,703,019
Total distributable earnings (Note 1)	(1,720,349)
Total — Representing net assets applicable to capital shares outstanding	$7,982,670

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($7,982,670 divided by 375,001 shares)	$21.29

Statement of operations Six months ended 2/28/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $82)	$11,654
Total investment income	11,654

EXPENSES
Compensation of Manager (Note 2)	27,339
Total expenses	27,339

Net investment loss	(15,685)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(672,968)
Total net realized loss	(672,968)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(1,648,335)
Total change in net unrealized depreciation	(1,648,335)

Net loss on investments	(2,321,303)

Net decrease in net assets resulting from operations	$(2,336,988)

The accompanying notes are an integral part of these financial statements.

18 Sustainable Future ETF

Statement of changes in net assets

		For the period
		5/25/21
	Six months	(commencement
	ended	of operations)
INCREASE (DECREASE) IN NET ASSETS	2/28/22*	to 8/31/21
Operations
Net investment loss	$(15,685)	$(5,688)
Net realized loss on investments	(672,968)	(46,774)
Change in net unrealized appreciation (depreciation)
of investments	(1,648,335)	663,844
Net increase (decrease) in net assets resulting
from operations	(2,336,988)	611,382
Proceeds from shares sold (Note 4)	1,183,244	6,025,032
Decrease from shares redeemed (Note 4)	—	—
Total increase (decrease) in net assets	(1,153,744)	6,636,414

NET ASSETS
Beginning of period (Note 5)	9,136,414	2,500,000
End of period	$7,982,670	$9,136,414

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	325,001	100,000
Shares sold (Note 4)	50,000	225,001
Shares redeemed (Note 4)	—	—
Shares outstanding at end of period	375,001	325,001

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Sustainable Future ETF 19

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		For the period
		5/25/21
	Six months	(commencement
	ended	of operations)
	2/28/22**	to 8/31/21
Net asset value, beginning of period	$28.11	$25.00
Investment operations:
Net investment income (loss) a	(.05)	(.03)
Net realized and unrealized
gain (loss) on investments	(6.77)	3.14
Total from investment operations	(6.82)	3.11
Less distributions:
From net investment income	—	—
Total distributions	—	—
Net asset value, end of period	$21.29	$28.11
Total return at net asset value (%) b	(24.26)*	12.44*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$7,983	$9,136
Ratio of expenses to average
net assets (%) c	.32*	.17*
Ratio of net investment income
(loss) to average net assets (%)	(.18)*	(.10)*
Portfolio turnover (%) d	35*	20*

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

20 Sustainable Future ETF

Notes to financial statements 2/28/22 (Unaudited)

Within the following Notes to financial statements, references to “ETF” represent exchange-traded fund, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2021 through February 28, 2022.

Putnam Sustainable Future ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF that operates pursuant to an exemptive order from the SEC. The fund’s investment objective is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services Putnam Management believes provide solutions that directly contribute to sustainable social, environmental and economic development (Impact Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund’s approach to sustainable investing incorporates fundamental research together with consideration of sustainable environmental, social and economic development impact. Putnam Management believes that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate potential for strong financial growth. Under normal circumstances, the fund invests at least 80% of the value of its net assets in securities that meet Putnam Management’s sustainability criteria. These criteria are based on a proprietary sustainability solutions map that links to the United Nations Sustainable Development Goals (SDGs). In applying these criteria, Putnam Management will assign each company a proprietary environmental, social and/or corporate governance (ESG) rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by Putnam Management. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. In selecting each investment Putnam Management considers the extent to which a company’s products or services may provide solutions to forward-looking sustainability needs, creating positive impact in environmental, social and economic development areas. Environmental impacts may include, for example, reduction of carbon emissions and improved water quality. Social impacts may include, for example, improvements in employee well-being, supplier standards, or access to products, information, or security. Economic development impacts may include, for example, stakeholder analysis and shared value approaches to business practices, access to economic opportunity, or improvements in operational effectiveness or efficiency.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

Sustainable Future ETF 21

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Dividend income, net of any applicable withholding taxes, if any, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Lines of credit Effective October 15, 2021, the fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

22 Sustainable Future ETF

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$42,429	$—	$42,429

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $8,994,699, resulting in gross unrealized appreciation and depreciation of $167,560 and $1,156,827, respectively, or net unrealized depreciation of $989,267.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.64% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses. All costs related to organization and offering of the Trust were borne by the Manager.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Sustainable Future ETF 23

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$3,317,496	$2,888,865
U.S. government securities (Long-term)	—	—
Total	$3,317,496	$2,888,865

Portfolio securities received or delivered through in-kind transactions were $922,925 and $—, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of changes in net assets.

At the close of the reporting period, Putnam Investment Holdings, LLC owned 200,001 shares of the fund (53.3% of shares outstanding), valued at $4,258,021.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on December 22, 2020. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,500,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on May 25, 2021.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

24 Sustainable Future ETF

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Susan G. Malloy
Putnam Investment	Liaquat Ahamed, Chair	Vice President and
Management, LLC	Aaron M. Cooper	Assistant Treasurer
100 Federal Street	Katinka Domotorffy
Boston, MA 02110	Catharine Bond Hill	Alan G. McCormack
	Mona K. Sutphen	Vice President and
Investment Sub-Advisor		Derivatives Risk Manager
Putnam Investments Limited	Officers
16 St James’s Street	Aaron M. Cooper	Venice Monagan
London, England SW1A 1ER	Executive Vice President	Assistant Secretary
and Chief Operating Officer
Distribution Services		Caitlin Robinson
Foreside Fund Services, LLC	James F. Clark	Assistant Secretary
Three Canal Plaza, Suite 100	Vice President and Chief
Portland, ME 04101	Compliance Officer	Janet C. Smith
Vice President,
Custodian	Peter Fariel	Principal Financial Officer,
State Street Bank	Secretary	Principal Accounting Officer,
and Trust Company		and Treasurer
Richard T. Kircher
Legal Counsel	Vice President and BSA	Stephen J. Tate
Dechert LLP	Compliance Officer	Vice President and
Chief Legal Officer
Martin Lemaire
	Vice President and	Mark C. Trenchard
	Derivatives Risk Manager	Vice President

Call 1-833-228-5577 Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Aaron Cooper Aaron Cooper Principal Executive Officer

Date: April 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2022